UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: August 2006

Independence Air, Inc.

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	See below	See below
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Detail of Other Operational Expense	MOR-2 (CON'T)	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' August 2006 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Richard Kennedy	President, General Counsel & Corporate Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: August 2006
Independence Air, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.
		BANK ACCOUNTS				CURRENT MONTH	CUMULATIVE FILING TO DATE
	OPER.	UBS SECURITIES TRADING ACCOUNT	PAYROLL	TAX	RESTRICTED CASH	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$37,029,918	$93,418,955	$98,454	$3,616,596	$15,637,979	$149,801,902	$51,910,064

RECEIPTS
FLYi Sales	7,598,257					7,598,257	93,197,407
Charter	0					0	208,955
A319 Related Credits	0					0	134,000
Account Transfers	78,376		86,284			164,660	55,180,041
Other	189,377	2,882,106		15,924	28,717	3,116,123	107,764,675

TOTAL RECEIPTS	7,866,009	2,882,106	86,284	15,924	28,717	10,879,040	256,485,078

DISBURSEMENTS
AP	644,841					644,841	11,846,479
Payroll Account	86,284		63,633			149,918	45,430,072
Payroll Taxes	54,967					54,967	9,746,309
9/11, PAX Screening, & Excise Taxes	0					0	9,203,167
Benefits	911					911	6,785,419
Insurance	(240,249)					(240,249)	(643,263)
Fuel	0					0	13,166,991
Power by the Hour / Reserves	0					0	717,684
Aircraft Payments / Settlements	0					0	195,000
A319 Purchase Deposits	0					0	0
MWAA	13,511					13,511	4,723,098
CLC	0					0	407,642
FLYi, Inc	0					0	0
GE holdover rents settlement	0					0	0
GE Loan	0					0	0
Trident/BAE loans	0					0	0
BK professional fees	643,221					643,221	7,892,050
Security costs	0					0	34,351
Shipping	0					0	185,849
Other close fees	14,502					14,502	103,873
Engine changes	0					0	424,176
GKV Advertising	0					0	0
Upstream	0					0	269,479
Bombardier	0					0	0
Account Transfers	0		50,158		28,218	78,376	32,363,569
Other	30,375				270,453	300,829	6,523,081

TOTAL DISBURSEMENTS	1,248,364	0	113,791	0	298,671	1,660,826	149,375,026

NET CASH FLOW	6,617,645	2,882,106	(27,507)	15,924	(269,954)	9,218,213	107,110,052
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$43,647,562	$96,301,061	$70,947	$3,632,520	$15,368,025	$159,020,115	$159,020,115

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$1,660,826
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$1,660,826
FORM MOR-1
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: August 2006
Independence Air, Inc.
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Operating revenue
Passenger	$0	$47,119,532
FIM/pricing adjustments	0	-
Adjusted passenger revenue	-	47,119,532

Freight and mail	0	-
ID passenger	0	(968)
Charter	0	91,694
Inflight Sales	0	84,454
Other revenue	250	2,693,247
Total other revenue	250	2,868,427

Total operating revenues	250	49,987,959
OPERATING EXPENSES
Operating expenses
Insider Compensation*	23,333	337,213
Wages	89,433	18,590,857
Fringes and benefits	148,321	8,169,515
Profit sharing	0	-
Aircraft fuel	(3,764)	19,821,469
Aircraft maintenance and materials	94,073	10,060,058
Aircraft rentals	0	11,670,148
Traffic commissions	0	661,514
CRS fees	0	494,525
Facilities rents	39,271	7,806,158
Landing fees	17,596	943,746
Depreciation and amortization	0	3,914,406
Other (schedule attached to MOR2CONT)	(7,225,272)	$1,407,605
Impairment of long-lived assets	0	-
Loss on sale of aircraft	0	-
Retirement and restructuring charge (See note on MOR-3)	56,988	(23,958,251)
Total operating expense	(6,760,022)	59,918,963

Net operating income (loss)	6,760,272	(9,931,004)
Net Profit (Loss) Before Other Income & Expenses	6,760,272	(9,931,004)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(524,994)	(2,657,670)
Interest expense	4,115	(428,649)
Government compensation	0	-
Other misc	(77,639)	(95,821,630)
Total other (income) expense	(598,518)	(98,907,948)
Net Profit (Loss) Before Reorganization Items	7,358,790	88,976,944
REORGANIZATION ITEMS
Professional Fees	498,795	5,558,556
U. S. Trustee Quarterly Fees	0	33,750
Interest Earned on Accumulated Cash from Chapter 11	0	-
Gain (Loss) from Sale of Equipment	0	922
Other Reorganization Expenses (attach schedule)	0	-
Total Reorganization Expenses	498,795	5,593,228
Income Taxes	0	70,617
Net Profit (Loss)	$6,859,995	$83,313,099

*"Insider" is defined in 11 U.S.C. Section 101(31).		FORM MOR-2
		(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: August 2006

Independence Air, Inc.
STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Operational Expenses
Summary of Other Expenses:

Crew accommodations	$0	($266,858)
Advertising	3,750	(1,874,610)
Glycol	2,122	(355,994)
Property taxes	134,000	1,355,120
Bussing	0	-
Hull insurance	11,346	229,412
Passenger supplies	0	51,704
Travel	0	(135,562)
Telecommunications	(4,637)	1,226,964
Passenger insurance	0	509,636
Passenger screening	0	(269,778)
Ground handling	0	391,136
Ground property equipment	0	97,874
Law enforcement	0	(248,989)
Beverage service	0	113,880
Liquor service	0	21,690
Reproduction expenses	0	144,898
Publicity	0	8,902
Uniforms	8	36,001
Office supplies	16	26,298
Moving	0	42
Miscellaneous	(365)	152,444
Legal	5,895	130,953
Accounting	(36,548)	(121,172)
Software rental / MIS	10,000	560,929
Directors fees	-	71,000
Additional services	2,892	(1,850,736)
Other insurance	203,626	1,986,637
Training	2,250	581,226
Bad debt	2,005	271,552
Passenger claims	0	288,608
Parking	360	175,055
Utilities	411	(7,824)
Freight	245	287,378
Recruiting	0	-
Company Events	0	4,553
Misc other	0	-
Gain/Loss on Assets	(7,595,629)	(2,361,132)
Corporate filing fees	32,980	176,371

Total other operating expenses	($7,225,272)	$1,407,605

FORM MOR-2 (CON'T)
		(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: August 2006

Independence Air, Inc.
BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$46,851,003	$8,438,994
Short term investments	95,850,000	20,581,561
Restricted cash	1,570,975	36,274,680
Accounts receivable, net	98,342,810	15,773,490
Expendable parts and fuel inventory, net	62,636	14,467,877
Prepaid expenses and other current assets	5,672,822	36,787,106
Assets held for sale	-	(1)
Deferred tax asset	(1)	(1)
TOTAL CURRENT ASSETS	$248,350,245	$132,323,705
OTHER ASSETS
Restricted Cash	14,327,725	$20,455,434
Long term investments	-	-
Property and equip., net of depreciation	-	161,493,590
Intangible assets, net of accumulated amortization	-	170,625
Debt issuance costs, net of accumulated amortization	-	4,518,707
Aircraft deposits	12,662,000	22,412,000
Long Term deferred tax asset	-	-
Other assets	420,099	7,685,603
TOTAL OTHER ASSETS	$27,409,824	$216,735,959

TOTAL ASSETS	$275,760,069	$349,059,665

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	4,112,791	$0
Notes payable		-
Air traffic liability	833,822	-
Accrued liabilities	1,340,119	-
Deferred revenue current		-
Long-term debt, less current portion		-
Intercompany Loan Payable		-
Capital lease obligations, less current portion		-
Deferred credits, net		-
Deferred tax liability		-
Other Long Term Liabilities		-
Amounts Due to Insiders*	67,917	-
TOTAL POSTPETITION LIABILITIES	$6,354,649	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$1,124,556	$168,649,600
Priority Debt	10,429,235	3,173,302
Unsecured Debt	$392,177,384	317,204,684
Other accruals related to prepetition obligations that have not been invoiced	18,501,760	121,659,469
TOTAL PRE-PETITION LIABILITIES	$422,232,936	$610,687,054

TOTAL LIABILITIES (See note below)	$428,587,585	$610,687,054
OWNER EQUITY
Capital Stock	$0	$0
Additional Paid-In Capital	-	-
Treasury Stock	7,435,000	7,435,000
Owner's Equity Account	-	-
Retained Earnings (Deficit) - Pre-Petition	(243,575,613)	(269,062,389)
Retained Earnings (Deficit) - Postpetition	$83,313,098	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)		-
NET OWNER EQUITY	($152,827,515)	($261,627,389)

TOTAL LIABILITIES AND OWNERS' EQUITY	$275,760,069	$349,059,665
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

Note:   The Liabilities above do not include (i) any amounts associated with liability for aircraft for the period from the Petition Date through Jan. 5, 2006 or (ii) any estimated amounts for claims related to the Debtors' rejection of operating and aircraft leases or other agreements.    In addition, the Liabilities Subject to Compromise (Pre-Petition) above do not include the asserted secured liability associated with returned aircraft and aircraft equipment.  A corresponding reduction has been made to the Other Assets (Property and equip., net of depreciation) above in recognition of the returned aircraft and aircraft equipment.

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: August 2006
Independence Air, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Photocopies of tax returns filed during the reporting period are available upon request.
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	(0)	34,140	34,140	*	*	(0)
FICA-Employer & Employee	4,037	6,972	9,983			1,026
Unemployment	(0)	0	0			(0)
Income	0					0
Other:_________________	0					0
Total Federal Taxes	4,037	41,112	44,123			1,026
State and Local
Withholding	(41,877)	46,367	10,684			(6,194)
Sales	0					0
Excise	0					0
Unemployment	(8,189)	0	292			(8,481)
Real Property	0					0
Personal Property	499,164	134,000	68,571			564,593
Corporate	19,006					19,006
Municipal income taxes	4,533	0	0			4,533
Total State and Local	472,637	180,367	79,547			573,457

Total Taxes	476,674	221,479	123,670			574,483

All income taxes above include pre and post petition amounts as the Company received approval to pay these taxes pursuant to first day orders.

* For all line items, detail is available upon request.

SUMMARY OF UNPAID POSTPETITION DEBTS
Aged listing of accounts payable is available upon request.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	(335,061)	1,067		(78,169)	3,529,613	3,117,449
Wages Payable	32,757					32,757
Taxes Payable	574,483					574,483
Rent/Leases-Buildings, Airports, etc					821,297	821,297
Secured Debt/Adequate Protection Payments						0
Professional Fees	40,270	86,315	47,459			174,044
Amounts Due to Insiders*	67,917					67,917
Other:__________________________						0
Other:__________________________						0
Total Postpetition Debts	380,366	87,382	47,459	(78,169)	4,350,910	4,787,947

Explain how and when the Debtor intends to pay any past-due postpetition debts.

The debtor continues to reconcile certain post-petition expenses and anticipates paying certain post-petition obligations in due course or pursuant to the terms of a Chapter 11 plan.

*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: August 2006

Independence Air, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$463,125
+ Amounts billed during the period	0
- Amounts collected during the period	(549)
Total Accounts Receivable at the end of the reporting period	$462,576

Accounts Receivable Aging	Amount
0 - 30 days old	-
31 - 60 days old	-
61 - 90 days old	-
91+ days old	462,576
Total Accounts Receivable	462,576
Amount considered uncollectible (Bad Debt)	100,000	(estimate)
Accounts Receivable (Net)	$362,576

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business	x
this reporting period? If yes, provide an explanation below.
Flyi, Inc. and its affiliated debtors and debtors in possession continue to liquidate their assets
Through the Chapter 11 cases.
2. Have any funds been disbursed from any account other than a debtor in possession		x
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	x
below.
4. Are workers compensation, general liability and other necessary insurance	x
coverages in effect? If no, provide an explanation below.

FORM MOR-5
(9/99)